Management Presentation

POWER AHEAD

plug power

June, 2011

The content of this presentation is PLUG POWER INC. PROPRIETARY AND CONFIDENTIAL. No part of this publication may be reproduced, stored in a retrieval system, or transmitted in any form or by any means – electronic, mechanical, photocopying, recording or otherwise – without the permission of Plug Power Inc.
Copyright 2011 by Plug Power Inc.

Plug Power Inc. Safe Harbor Statement
This communication contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995, including but not limited to expectations regarding revenues and product orders and shipments for 2011. These statements are based on current expectations that are subject to certain assumptions, risks and uncertainties, any of which are difficult to predict, are beyond our control and that may cause our actual results to differ materially from the expectations in our forward-looking statements including, but not limited to: the risk that we continue to incur losses and might never achieve or maintain profitability, the risk that the additional capital we expect we will need to raise to fund our operations beyond the first quarter of 2012 may not be available; our lack of extensive experience in manufacturing and marketing products may impact our ability to manufacture and market
products on a profitable and   large-scale commercial basis; the risk that unit orders will not ship, be installed and/or converted to revenue, in whole or in part; the risk that pending orders may not convert to purchase orders, in whole or in part; the risk that our continued failure to comply with NASDAQ’s listing standards may severely limit our ability to raise additional capital; the cost and timing of developing, marketing and selling our products and our ability to raise the necessary capital to fund such costs; the ability to achieve the forecasted gross margin on the sale of our products; the actual net cash used for operating expenses may exceed the projected net cash for operating expenses; the cost and availability of fuel and fueling infrastructures for our products; market acceptance of our
GenDrive systems; our ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of components and parts for our products; our ability to develop commercially viable products; our ability to reduce product and manufacturing costs; our ability to successfully expand our product lines; our ability to improve system reliability for our GenDrive systems; competitive factors, such as price competition and competition
from other traditional and alternative energy companies;    our ability to protect our intellectual property; the cost of complying with current and future federal, state and international governmental regulations; and other risks and uncertainties discussed under "Item IA-Risk Factors" in our annual report on Form 10-K for the fiscal year ended
December 31, 2010, filed with the Securities and Exchange Commission ("SEC") on March 31, 2011, and the
reports we file from time to time with the SEC.   Plug Power does not intend to, and undertakes no duty to update any forward-looking statements as a result of new information or future events.

Executive Summary
Plug Power is the marketshare leader in alternative energy solutions for the
Material Handling market
•   Focus on high volume, multi-shift manufacturing and distribution facilities
• $19.9B global market
• 150 issued patents, 21 pending
First mover advantage - 85% market share for fuel cell powered lift trucks
•   Simple, drop-in replacement alternative for lead-acid batteries
•   Only fuel cell company with a full suite of products capable of converting a customer’s entire fleet
Proven value proposition with compelling financial return
•   Reduced operating expenses and improved productivity / operational efficiencies up to 15%
•   Greenfield - < 1 year payback, IRR > 50% with average savings of $3M
•   Brownfield - < 2 year, IRR 15% with over $1M in savings
•   Increase commercial efficiencies and environmental benefits
Customers include leading Fortune 500
•   Coca Cola, Walmart, FedEx and Sysco

Executive Summary
Revenue guidance growth of 80-100% for both 2011 and 2012
• 2010 revenue of $19.5M versus $12.3M in 2009
•
  Product/Service revenue more then tripled
•
  Record Q1, 2011 - 534 orders vs. 543 orders in all of 2010
• 650 shipped in 2010 vs. 271 in 2009
•   Driving toward 30+ gross margins; reduced operating expenses to $16M from $58M in 2008
•   Potential to reach profitability by 2012
Proven CEO in the Industry - Andrew Marsh
•   Grew Valere Power from $0 to $ 90M in venue 2001 - 2007
•   Original investors JP Morgan, Sierra Ventures, Alcatel Ventures
•   Sold to ELTEK ASA in 2007 for $220M
•   Investors made 4X
Strategic relationships with industry leaders and growing customer-base
•   Exclusive supply agreement with Ballard Power Systems for fuel cell stack
•   Distribution agreement with Raymond Corporation in North America
•   Relationships with key industrial gas suppliers; Air Products, Praxair, Air Liquide and Linde

GenDrive

GenDrive

GenDrive

plug power
POWER AHEAD

Plug Power Currently Focused on Material Handling in North America
GenDrive® Products Operational Benefits, Large Market
Opportunity and Path to Profitability
Increased Productivity
Class 1
Sit-down Lift Trucks
Lower Operational Costs
Additional Commercial Space
Zero Emissions
Class 2
Large Market Opportunity
Stand-up Reach Trucks
Early Traction with Large Customers
Focused Strategy to Drive Revenue
Growth And Profitability
Class 3
Rider Pallet Trucks

15%

Increase productivity up to 15%

>50%*

Greenfield IRR
Payback < 1 yr
~$3M in savings

Reduce carbon footprint up to 80%

80%

plug power
POWER AHEAD

GenDrive® Value Proposition
Key Benefits of GenDrive® Systems Implementation
Increased Productivity Reduced Operational Expenses
Enable forklifts to operate at
Economic lifetime up to  1.5x - 2.0x
consistent full speed  and power at all
longer than lead acid batteries
times
Proven  productivity gains
Refuel typically in  less than 2 minutes
Significant  operational savings
versus 10 - 20 minutes per battery
change
Potential reduction in workforce
More available  floor space  for product
storage
Increased Commercial Efficiency Environmental Benefits
Battery rooms eliminated - more
Zero emissions  along with being
room for products recyclable
Drop in replacement in current major
80% reduction  in Greenhouse Gases
forklift brands (GHG)
Elimination of personnel contact with
toxic materials
*Brownfield IRR >15% with payback < 2yrs, > $1M in savings typically

$2,100M
$4,285M
$3,300M
$5,706M
$4,479M
North America
Europe
Japan
China
ROW

Global TAM for Class 1 – 5 Fuel Cell Powered Forklift Trucks
Global TAM for Class 1 - 5 Fuel Cell Powered
Market Opportunity
Forklift Trucks
Hydrogen a proven and sustainable alternative
energy source for motive power
•   Compelling energy source for the future
$19.9Bn*
•   Strong government and international funding
•   Clean, energy efficient and fuel flexible
Fuel cells provide enhanced performance over
batteries
•   Constant performance - no battery droop
•   Hydrogen refueling in less than 2 minutes
•   Improved productivity, lower operating costs and
reduced GHG
DOE: “Material handling market an early adopter of
fuel cell technology”
Internal combustion engine market potential
•   Improved performance and environmental
regulations
•   Many companies moving from propane to fuel cell
powered electric trucks
*Sources: Analysis of 2009 Industrial Truck Association presentation, JVIA,   and ongoing management discussions with OEM’s
Note: Assumes fuel cell ASP of ~$28k for Class 1, 2, 4 and 5 and ~$12k for Class 3 forklifts

Characteristics of Initial Targeted Customers
Criteria Desired Rationale
Class 1, 2, 3 forklifts in
Food, Consumer/Retail,
Industries served
distribution centers and
Manufacturing & Distribution
facilities
Efficient utilization of
Fleet number 50+ trucks
hydrogen infrastructure
Maximize productivity and
Number of shifts >= 2 shifts
efficiency improvement
potential
Smaller difference in capital
Batteries per forklift >= 2 batteries
equipment costs
Smaller difference in energy
Electricity costs > $0.10 / kW-hr
costs
Widespread productivity
Labor rates > $25 / hr
gains through operations
Increased Volumes -   Reduced Cost -   Greater Flexibility in Target Characteristics

Sales Strategy
2011
•  Focus on the North American market
- Direct sales to targeted large accounts
- Leverage OEM dealer network for other
accounts
- Raymond - Distribution agreement
- Crown, NAACO, Toyota - joint sales
2012
•  International Expansion
- Product portfolio available
- Leverage relationships with large
international companies
•  Coke
•  BMW
•  P&G
•  Air Liquide

Walmart

BMW

Centrella
SINCE 1917

WinCo Foods

Wegmans

WHOLE FOODS
MARKET

Coca-Cola
Bottling Co.
CONSOLIDATED

SYSCO

Nestlé Waters

Kimberly-Clark

FedEx
Freight

BRIDGESTONE
Firestone

unfi
DRIVEN BY NATURE

U.S.ARMY

GENCO

CVS

DEFENSE LOGISTICS AGENCY

plugpower
POWER AHEAD

Customer Base is Building

What Our Customers Say
“Sysco is committed to energy and operational
“Hydrogen fuel cells not
efficiency, and consistently strives to find a greener
only provide greater
way of doing business. We are proud to introduce
productivity and lower
our first installation without battery infrastructure for
operating costs but will
a pallet truck fleet, and hope that this may lead to
be an important
further conversions at other facilities.”
component of a clean
- Larry Pulliam, Sysco
energy future.”
- Tom Dziki, UNFI
“Whole Foods Market is committed
to healthy food and a healthy planet.
“With these fuel cell materials handling
We are fulfilling that commitment by
units, we will be able to maintain
choosing to use greener technology
productivity, decrease operating costs and
in our own operations that will
lower greenhouse gas emissions by 30
improve our productivity and lower
percent.’”
our long-term costs.”
-  Lauren Steele. Coca-Cola Consolidated
-  Joe Strong, Whole Foods

Customer Success
• 3 sites on 100% hydrogen by end of Q3 2011 -
Houston, Front Royal and Philadelphia
•   Commitment for 3 additional sites - Boston,
Long Island and San Antonio
•   No battery infrastructure
•   Multi-distribution center commitment
•   Investigating opportunities for using fuel cells
with refrigerated trucks
•   Operates 100+ DCs with over 11,000 forklift
trucks

Customer Success
•   New 450,000 sq. ft. facility in Canada with over
60 forklift trucks exclusively powered by Plug
Power
•   Eliminated need to change out lead acid
batteries
•   Expected GHG reduction up to 72%, compared
to batteries charged from the grid
•   Negotiating future deals in North America
•   Operates 100+ DCs with close to 20,000 forklift
trucks; Future site expansion planned

Customer Success
•   Site Success
- Greer, South Carolina: 86 units
- Mix of Class-1, -2 and -3
- First BMW plant to use fuel cell-powered forklift trucks
•   New facility built without battery infrastructure
•   Entire fleet deployed with GenDrive ®  fuel cell
power units
•   Affirming global commitment to sustainability
•   Adjacent 1.2M sq. ft. facility with 300+ trucks
with opportunity for conversion to fuel cells

Customer Success
•   Site Success
-  Charlotte, NC: 40 units
-  San Leandro, CA: 37 units
•    Reiterates commercial readiness of Plug Power
solution for increasing productivity and reducing
carbon footprint
•   Provided Class 1 sit down counterbalance
GenDrive ®
•   Operates 100+ DCs with 2000+ forklift trucks

Customer Success
•   Site Success
- Sarasota, FL: 65 units
•   Existing facility converted to hydrogen fueling
•   Old battery storage facility now used to store
more product
•   Conversion expected to reduce carbon
emission by ~132 metric tons annually
•   Entire fleet deployed with GenDrive ®  fuel cell
power units
•   Operates 10+ DCs in U.S.

AIR LIQUIDE

AIR PRODUCTS

Linde

PRAXAIR

plug power
POWER AHEAD

Hydrogen Infrastructure Partners and Strategy
Partners Strategy
Established relationships with key industrial
gas suppliers
Hydrogen supplied on-site at customer
locations
Cooperation with suppliers to approach new
and existing customers
Cost and availability of hydrogen critical to
fuel cell deployment
• Hydrogen infrastructure and gas usage costs
Strong governmental support on building out
hydrogen infrastructure

Commercial Progress: Hydrogen Refueling and GenDrive
To Date:
■   > 1200 GenDrive products deployed
■   > 2.5 Million commercial operating
hrs accumulated
■   6000-10,000 refuelings each week
■   More than 95% of NA refuelings are
being done with Plug Power
products
By end of 2011 (projected):
■   ~3000 GenDrives deployed
■ 20,000 - 30,000 kg of Hydrogen
dispensed weekly

2010	2011	2012
Shipments (units)	650	1,600 – 2,300	3,400 – 4,400
Revenue ($ mil)	$19.5M	mid 30's – mid 40's	mid 60's – low 80's
Gross Margin on Product Sales (%)	Negative	single digits	low 20's – mid 20's
EBITDAS ($ mil)	($39.1M)	mid teens – low 20's loss	breakeven
Operating Cash ($ mil)	$40.8M used	mid teens – low 20's use	-5 to +5

plugpower POWER AHEAD

Financial Milestones

COGS Trend for Products Shipped
160.0%
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
COGS % of ASP
2010 Q4
2011Q4
2012 Q4
Operating Period
Materials
Direct Labor
Overhead Absorption
Warranty

plugpower POWER AHEAD

Gross Margin Improvement Projections
2011-12 Cost Reduction Initiatives:
•Reduction in Freight Costs (ongoing), reductions in Scrap and Rework (ongoing)
•Class 2 - 18” architecture standardized across all Class 2’s, more OH to be absorbed by higher volume (ongoing)
•Air-cooled Class 3 implemented,
•Class 2 architecture standardized across Class 1,
•Direct labor is cut in half due to excess capacity being utilized and common platform reduces hours/unit
•Continued efficiencies in leveraging supply chain for better pricing at higher volumes, sustaining engineering initiatives

Competitive positioning
Direct  Competitors  vs.  PLUG
PLUG OOJA NUVERA
Price
1.0X 1.5X 1.3‐1.4X
MKT  Share
85% 9% 6%
Platform
Hydro  FC/Lithium Methanol  FC/Lead  Acid    Hydro  FC/Lead  Acid
H2O  Capture
YES N/A NO
Operates  in  All  Temps
YES NO NO
Hi  ‐ Med  Lift  Capacity
YES NO Limited
Facility  Space  Savings
YES NO Less  than  Plug
PLUG  vs.  Lead  Acid
LEAD  ACID
PLUG
Price
100% 70%
Life
100% 50%
Consistent  Performance/
YES NO
Charge
Aging
NO YES
Green
YES NO
Change  Time
2 Minutes 20 Minutes
Space  Savings
YES NO

Experienced Team
Andy Marsh, President & CEO
•   Joined Plug Power in April 2008
•   Co-founder and CEO of Valere Power   (sold to Eltek ASA in 2007)
• 18 years with Lucent Bell Laboratories in sales and technical management positions
•   BSEET from Temple, MSEE from Duke and a MBA from SMU
Gerry Anderson, CFO & VP of Operations
•   Joined Plug Power in July 2007
•   Treasurer and Director of Finance for Intermagnetics General Corp.
•   CFO at J Management Company
•   SVP, KeyCorp
•   B.Sc. University of Arizona
Adrian Corless, VP of Engineering
•   Joined Plug Power in April 2007
•   CTO of Cellex Power Products
• 10+ years specializing in hydrogen-based material handling market
•   MASc from University of Victoria
Erik Hansen, VP of Sales and Service
•   Joined Plug Power in 2008
•   GM of Sales and Systems Engineering for Cobasys
•   BSEE and BSCE from West Virginia University
Experienced Board
•   Service on boards including; New York Stock Exchange, iRobot,   Detroit Edison, Public Service
Commission of the State of NY

2013 and Beyond
Continue annual growth in shipments and revenue of 25%+
Reach revenues of $100M+
Achieve gross margins in excess of 30%
Expand the material handling market outside North America as well as increased penetration at existing customers
Enjoy profitable and growing repeat business through parts and services of installed base
Expand total available market by introduction of Plug Power products into other specialty vehicles (i.e. airport ground support equipment, fleet vehicles such as the USPS)

Conclusion
First mover advantage - 85% marketshare
Global market of $19.9B
Revenue growth guidance 80-100% in 2011 and 2012
Tripled Product/Service revenue year over year
Record 2010 and Q1 2011 orders
Expected profitability in 2012
30%+ gross margin potential
Significant decrease in operating expenses from $58M to $16M
Proven value added team
Fortune 500 client list
Compelling customer experience

HEADQUARTERS
968 Albany Shaker Road
Latham,   New York 12110
Phone: (518) 782-7700
Fax: (518) 782-9060
www.plugpower.com